Exhibit 10.10B
SECOND AMENDMENT TO CREDIT AGREEMENT
Parties:

“CoBank”:	CoBank, ACB
5500 South Quebec Street
Greenwood Village, Colorado 80111

“Borrower”:	CHS Inc.
5500 Cenex Drive
Inver Grove Heights, Minnesota 55077

“Syndication Parties”:	The entities named below on the signature pages
Execution Date: October 18, 2007
Recitals:
          A. CoBank, as Administrative Agent (in such capacity “Administrative Agent”) and as a Syndication Party, the Syndication Parties signatory thereto (collectively with any Persons who subsequently become Syndication Parties “Syndication Parties”), and Borrower, entered into that certain 2006 Amended and Restated Credit Agreement (Revolving Loan) dated as of May 18, 2006, and that certain First Amendment to Credit Agreement dated May 8, 2007 (as so amended, and as further amended, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Syndication Parties agreed to make certain loans to Borrower and to issue Letters of Credit for the account of Borrower (collectively “Facilities”) under the terms and conditions set forth in the Credit Agreement.
          B. Borrower has requested that the Agent and the present Syndication Parties make certain modifications to the Credit Agreement with respect to Borrower’s rights to effect a Commitment Increase, which the Agent and the Syndication Parties are willing to do under the terms and conditions as set forth in this Second Amendment to Credit Agreement (“Second Amendment”).

Agreement:
          Now, therefore, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Amendments to Credit Agreement. The Credit Agreement is amended as of the Effective Date as follows:
     1.1 Subsection 2.10 is hereby amended to read as set forth below:
          2.10 Increase of 5-Year Commitment. Borrower shall have the right to increase the 5-Year Commitment (“Commitment Increase”) from time to time by an amount of up to $400,000,000.00 in the aggregate; provided that each of the following conditions has been satisfied: (a) no Event of Default or Potential Default has occurred (or if a Potential Default or an Event of Default has occurred, it has been waived in writing by the Administrative Agent pursuant to the provisions of Section 15.10 hereof); (b) Borrower has submitted to the Administrative Agent a written request for such Commitment Increase, specifying (i) the aggregate dollar amount thereof, which shall be a minimum of $50,000,000.00 and in increments of $1,000,000.00, (ii) the name of one or more financial institutions or Farm Credit System Institutions (which, in any case, may be an existing Syndication Party hereunder) that has committed to provide funding of the Commitment Increase pursuant to the terms of, and as a Syndication Party under, this Agreement (each a “Funding Source”), and (iii) the amount of the Commitment Increase which each such Funding Source has committed to provide, which must be a minimum of $10,000,000.00 and in increments of $1,000,000.00; (c) each Funding Source has, unless it is at such time a Syndication Party hereunder, executed an agreement in the form of Exhibit 2.10 hereto (“Adoption Agreement”); (d) the Administrative Agent has approved each Funding Source as a Syndication Party hereunder (unless such Funding Source is already a Syndication Party), which approval shall not be unreasonably withheld; (e) each Funding Source has remitted to the Administrative Agent, by wire transfer in accordance with the Wire Instructions, the amount directed by the Administrative Agent so that such Funding Source will have funded its share (based on such Funding Source’s Individual 5-Year Pro Rata Share as recalculated as provided in clause (w) below in this Section) of all outstanding Advances other than Bid Advances and Overnight Advances, to the extent not previously funded by such Funding Source; and (f) Borrower has, if requested by such Funding Source(s), executed such additional 5-Year Facility Notes payable to such Funding Source(s) and in such amounts, as the Administrative Agent shall require to reflect the Commitment Increase. Upon the satisfaction of each of the foregoing conditions, (v) the 5-Year Commitment shall be automatically increased by the amount of the Commitment Increase; (w) the Individual 5-Year Pro Rata Share of each of the Syndication Parties, including the Funding Source(s), shall be recalculated by the Administrative Agent to reflect the amount of the Commitment Increase which each such Funding Source has committed to provide, and the amount of the Commitment Increase; (x) the Funding Source(s) shall be allocated a share of all existing 5-Year Advances, other than Bid Advances and Overnight Advances, and any such amounts remitted pursuant to clause (e) above shall be allocated among, and paid over to, those Persons who were Syndication Parties prior to the Commitment Increase, based on their Individual 5-Year Pro Rata Shares as they existed prior to the Commitment Increase, to reflect a reduction in their share of outstanding 5-Year Advances (other than Bid Advances and Overnight Advances); (y) to the extent that any Syndication Party is entitled to recover Funding Losses on account of having been allocated any portion of the amounts remitted pursuant to clause (e) above, Borrower shall pay to the Administrative Agent the amount of such Funding Losses which the Administrative Agent shall then forward to such Syndication Party; and (z) the Administrative Agent shall revise Schedule 1 to reflect the Commitment Increase.
2. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall become effective on the date, not sooner than the Execution Date, on which Borrower has satisfied, to the Administrative Agent’s sole discretion, each of the following conditions precedent (“Effective Date”):
     2.1 Representations and Warranties. The representations and warranties of Borrower shall be true and correct in all material respects on and as of the Execution Date as though made on and as of such date.
          2.2 Execution of Loan Documents. The Administrative Agent shall have received this Second Amendment executed by Borrower.
     2.3 Approval of Syndication Parties and Voting Participants. The Administrative Agent shall have received the approval of this Second Amendment by each of the Syndication Parties and Voting Participants as required under the Credit Agreement.
     2.4 Payment of Fees and Expenses. Borrower shall have paid the Administrative Agent, by wire transfer of immediately available federal funds all fees required under the Credit Agreement, and all costs and expenses, including legal fees, incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Second Amendment and the other documents required in connection with this Second Amendment.
     2.5 No Event of Default. No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Execution Date of this Second Amendment.
3. General Provisions.
     3.1 No Other Modifications. The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.
     3.2 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of Borrower, the Administrative Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder.
     3.3 Definitions. Capitalized terms used, but not defined, in this Second Amendment shall have the meaning set forth in the Credit Agreement.
     3.4 Severability. Should any provision of this Second Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Second Amendment and all remaining provision of this Second Amendment shall be fully enforceable.

     3.5 Governing Law. To the extent not governed by federal law, this Second Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.
     3.6 Headings. The captions or headings in this Second Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Second Amendment.
     3.7 Counterparts. This Second Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Second Amendment by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Second Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amendment.
[SIGNATURES APPEAR ON THE NEXT PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the Effective Date.

ADMINISTRATIVE AGENT:

CoBank, ACB

By:

Name:

Title:

BORROWER:

CHS Inc. a cooperative corporation formed under the laws of the State of Minnesota

By:

Name:	John Schmitz
Title:	Executive Vice President and Chief Financial Officer

SYNDICATION PARTIES:

CoBank, ACB

By:

Name:	Michael Tousignant
Title:	Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch

By:

Name:	Mr. Tsuguyuki Umene
Title:	Deputy General Manager

SunTrust Bank

By:

Name:	Michel Odermatt
Title:	Managing Director

Bank of America, N.A.

By:

Name:	Daniel R. Petrik
Title:	Senior Vice President

Wells Fargo Bank, National Association

By:

Name:
Title:

BNP Paribas

By:

Name:	Marcie Weiss
Title:	Managing Director

Harris N. A.

By:

Name:
Title:

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International” New York Branch

By:

Name:
Title:

Deere Credit, Inc.

By:

Name:
Title:

U.S. Bank National Association

By:

Name:
Title:

Natexis Banques Populaires

By:

Name:	Stephen Jendras
Title:	Vice President

Fortis Capital Corp.

By:

Name:
Title:

The Bank of Nova Scotia

By:

Name:
Title:

Calyon New York Branch

By:

Name:	Lee E. Greve
Title:	Managing Director, Deputy Manager

National City Bank of Indiana

By:

Name:	Christopher A. Susott
Title:	Vice President

M&I Marshall & Ilsley Bank

By:

Name:	Gary Sloan
Title:	Vice President

Farm Credit Services of America, PCA

By:

Name:	Steven L. Moore
Title:	Vice President

ING Capital LLC

By:

Name:
Title:

Comerica Bank

By:

Name:	Timothy O’Rourke
Title:	Vice President

AgStar Financial Services, PCA

By:

Name:	Troy Mostaert
Title:	Vice President

HSH Nordbank AG New York Branch

By:

Name:	David Lopez Menendez
Title:	Senior Vice President

LaSalle Bank National Association

By:

Name:	Jeffery Ware
Title:	Vice President

Société Générale

By:

Name:	Milissa Goeden
Title:	Vice President

Wachovia Bank, National Association

By:

Name:	Clint Bryant
Title:	Vice President

AgFirst Farm Credit Bank

By:

Name:	Bruce Fortner
Title:	Vice President

U.S. AgBank

By:

Name:	Travis W. Ball
Title:	Vice President